UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892

Templeton Growth Fund, Inc.

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 8/31/17

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter August 31, 2017

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended August 31, 2017, the global economy expanded as recovery in several developed market countries strengthened and growth in many emerging market economies improved. The US Federal Reserve raised its federal funds target rate three times during the period and announced its intention to normalize its balance sheet. Monetary policies by major developed market central banks remained accommodative, although certain policymakers hinted at the prospects for policy tightening. In this environment, global developed and emerging market stocks generated strong returns, as measured by the MSCI All Country World Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Growth Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Growth Fund, Inc.

This letter reflects our analysis and opinions as of August 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Templeton Growth Fund, Inc.

This annual report for Templeton Growth Fund, Inc. covers the fiscal year ended August 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

Performance Overview

The Fund’s Class A shares delivered a +17.49% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), which measures stock performance in global developed and emerging markets, generated a +17.75% total return.1 For the 10-year period ended August 31, 2017, the Fund’s Class A shares generated a +31.70% cumulative total return, compared with the MSCI ACWI’s +59.70% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period ended August 31, 2017. In this environment, global developed and emerging market stocks rose, as measured by the MSCI ACWI. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions, investor

Geographic Composition
Based on Total Net Assets as of 8/31/17

optimism about pro-growth and pro-business policies in the US, hopes of tax reforms under the Trump administration, Emmanuel Macron’s election as France’s president, accommodative monetary policies of various central banks, and encouraging corporate earnings reports.

However, investors expressed concerns about the timing and economic effects of the UK’s exit from the European Union (also known as “Brexit”) and the US executive order banning entry from some Muslim-majority countries. Other headwinds included concerns about the health of European banks, political uncertainty in the US and the European Union, geopolitical tensions in the Korean peninsula and other regions, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and hawkish comments from key central bankers around the world.

The US economy strengthened in 2017’s second quarter, after moderating in the previous two quarters, largely due to growth in consumer spending, business investment, exports and federal government spending. The unemployment rate decreased from 4.9% in August 2016 to 4.4% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 1.1% to 1.9% at period-end. The US Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three

1. Source: Morningstar. As of 8/31/17, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +2.79%, compared with the MSCI ACWI’s 10-year average annual total return of +4.79%.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: US Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 19.

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times during the period, amid signs of a growing US economy, a strengthening labor market and an improvement in business spending. At its July 2017 meeting, the Fed kept its target range unchanged, but signaled it expects to begin implementing its balance sheet reduction relatively soon, provided the economy continues to evolve as anticipated.

In Europe, the UK’s economy grew at a slower rate in 2017’s first quarter over the previous quarter, largely due to slower growth in household spending. However, the nation’s growth rate improved slightly in 2017’s second quarter, supported by growth in services. The Bank of England kept its key policy rate unchanged during the period and indicated in August that it expected any increases to be gradual and to a limited extent. The eurozone’s growth increased in 2017’s second quarter over the previous quarter. The bloc’s annual inflation rate, while low, ended higher than it was at the start of the period. The European Central Bank (ECB) kept its key policy rates unchanged during the period. However, at its July meeting, ECB president Mario Draghi signaled that the bank would reassess its policy stance on quantitative easing in the fall of 2017.

In Asia, Japan’s quarterly gross domestic product (GDP) grew at the fastest rate in more than two years, driven by household spending, capital expenditure and government spending. In July 2017, the Bank of Japan slightly increased its GDP forecasts for the 2017 and 2018 fiscal years, but lowered its inflation forecasts for the same period.

In emerging markets, Brazil’s quarterly GDP rose in 2017’s first two quarters, following the recession in 2015–2016, as the country’s central bank cut its benchmark interest rate numerous times during the period to spur economic growth. Russia’s GDP grew in 2016’s fourth quarter and in 2017’s first and second quarters compared to the prior-year periods amid the Bank of Russia’s continued policy support. China’s annual GDP grew faster in 2017’s first half than in 2016’s second half, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose during the period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

Global equities advanced during the 12-month review period as stability in China and the election of purportedly pro-business politicians in major western economies fueled rising growth expectations. Notwithstanding some incremental policy tightening from major central banks, global monetary policy remained extraordinarily loose, helping sustain the reflationary rally through much of the period. In this environment, growth-oriented and cyclical sectors such as financials, information technology (IT) and materials led market gains, while defensive sectors such as health care, telecommunication services and consumer staples lagged. During the period, the Fund delivered robust gains but slightly trailed its benchmark, the MSCI ACWI.

The Fund benefited from overall stock selection over the past 12 months, an encouraging development after a sustained period of challenging market conditions that complicated the efforts of fundamental analysts. More specifically, ultra-loose monetary policy since the global financial crisis has effectively “floated all boats,” leading to high correlations among stocks and a generally indiscriminate trading environment. When credit is cheap and the government implicitly backstops the financial system, as has been the case in recent years, many investors think that fundamentals matter less. Such investors are therefore more inclined to just “buy the market” than parse through stocks, analyzing the fundamental business prospects and relative merits of specific issues. Yet, if we have learned anything over six decades of investing in global equity markets, it is that fundamentals ultimately matter. Although the external influence of central bankers and politicians may delay (or, at times, accelerate) the process, price and value eventually converge over time.

To this end, we are encouraged by the more recent market developments that unfolded in our favor during the review period, specifically the decline in correlations and resurgence of value stocks as some major central banks attempt to begin—very slowly—normalizing monetary policy. We expect this process to unfold gradually, with likely setbacks and possible reversals along the way, eventually paving the way for fundamental value recognition over the long term. Simply “buying the market” may no longer be a viable strategy once the market returns to its traditional role of fundamental value arbiter. In such an environment, the ability to identify stocks with undervalued fundamental prospects may become increasingly important to long-term investment success.

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Admittedly, active managers, value investors and fundamental analysts (all of which describe the investment professionals at Templeton) have faced challenging headwinds since the global financial crisis. The Fund has weathered the period reasonably well, delivering positive returns, but it has been far from our finest stretch of investment results. That said, as the cycle eventually turns and investors refocus on fundamentals, we believe our particular discipline and process will be well-suited for the road ahead.

Turning to the 12-month portfolio review, undoubtedly the biggest disappointment during the Fund’s fiscal year was the underperformance of its overweighted health care holdings.3 Initiated during a period of uncertainty surrounding competitive pressures and the sustainability of industry returns, our contrarian health care overweighting had been a major outperformer up until the beginning of the US presidential election cycle in late 2015. Since then, political criticism of price gouging in the pharmaceuticals industry and lingering uncertainty about the potential impact of health care reform in the important US market have combined to dampen investor sentiment. Our analysis indicates to us that the pullback in health care stocks has been overdone, and we believe that recent pessimism overstates the ultimate threat to pharmaceuticals and biotechnology earnings. We believe the US pricing reform will be manageable and consistent with the traditionally Republican idea that the competitive marketplace remains the primary price-setting mechanism for branded pharmaceuticals. Innovative companies have continued to realize that the best way to confront a tougher price environment is to discover effective new products that address unmet needs and demonstrate clear economic value. To this end, we remain focused on innovative companies that, in our analysis, have high-margin, long-duration products able to address pricing and competitive threats on a case-by-case basis.

We believe Israeli generic drugmaker Teva Pharmaceutical Industries is one such company. Teva’s positive attributes were overshadowed by the stock’s underperformance, which led to it being one of the Fund’s biggest detractors during the period. Poorly timed acquisitions, competitive concerns at its US business and a lengthy search for a new chief executive officer (CEO) weighed on the stock. Shares fell again in the final month of the period amid concerns that Teva would be forced to raise equity to shore up its balance sheet and protect its investment-grade credit rating. In retrospect, we clearly

Top 10 Sectors/Industries

8/31/17

% of Total Net Assets
Banks	12.5%
Oil, Gas & Consumable Fuels	10.4%
Pharmaceuticals	8.5%
Insurance	5.2%
Media	5.0%
Technology Hardware, Storage & Peripherals	4.3%
Biotechnology	4.2%
Software	3.8%
Automobiles	3.2%
Metals & Mining	3.1%

underestimated the near-term challenges facing Teva’s US generics business and the severity with which the market would penalize any perceived balance sheet vulnerabilities. Nevertheless, our analysis continues to indicate to us that Teva does not have a liquidity issue and that it should be able to address balance sheet problems in a timely manner and deliver on its more conservative outlook for 2017. Expectations for this company have sunk to new lows and, with its shares trading at a low multiple compared to projected 2017 per-share earnings, we believe the current share price reflects undue pessimism. We believe 2018 is shaping up to be a big year for Teva, featuring a number of new product launches and exciting pipeline developments. Overall, we expect the firm’s core generics business will ultimately perform well through the cycle and over the course of our investment horizon.

Stock-specific weakness and an unfavorable underweighting also pressured the Fund’s IT holdings, which delivered solid absolute gains but trailed the benchmark’s sector components.4 Relative weakness was largely attributable to the Fund’s position in Swedish wireless communications equipment firm Ericsson. Its stock suffered from revenue pressures attributable to weak investment trends among Ericsson’s mobile carrier clients, who did not want to spend on fully saturated 4G networks and were still reluctant to invest in far-off 5G technology. Put more plainly, the gap between 4G and 5G investment has been hurting Ericsson’s earnings and free cash flow. Ericsson’s negative operating leverage has been more severe than expected, but the company has begun to respond decisively under a new CEO, cutting costs, divesting non-core businesses, renegotiating contracts and slashing the dividend.

3. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

4. The IT sector comprises communications equipment; internet software and services; IT services; software; and technology hardware, storage and peripherals in the SOI.

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We believe these measures, in addition to the influence of a large, activist shareholder aggressively pushing reforms, will likely have a positive influence on the company’s financial performance over time. In our analysis, the stock remains subject to significant pessimism, potentially offering scope for recovery should management’s ambitious restructuring efforts begin to show results. It also bears mentioning that the IT sector accounted for a number of the Fund’s top absolute contributors, including US technology giants Apple, Oracle and Microsoft, as well as South Korean consumer electronics and semiconductor firm Samsung Electronics, which was also among the Fund’s top relative contributors.

We continue to find selective bargains within the IT sector more broadly. In software, we believe continued migration to cloud computing could allow select firms to capture revenue and profit from other parts of the sector. Technology hardware is more challenging, as smartphones and tablets continue to take market share from traditional products. We believe margins may improve as costs are cut, but revenue growth will likely remain elusive. In semiconductors, demand is weak, inventory is elevated and, in our analysis, valuations are largely unattractive. With every major tier in the tech “stack” disrupted by new technologies, our approach is to identify mature companies we believe have the ability to adapt to change, as well as new entrants we feel are likely to emerge as winners. Although we have some exposure to the dominant internet and consumer technology firms that have performed well recently, we have maintained our investment discipline and avoided a number of these stocks due to valuation concerns. Large, complex companies priced for perfection and perpetual growth tend to disappoint eventually, in our opinion.

On the other hand, large and complex companies priced for disappointment can potentially offer compelling return prospects for the investor able to distill a concise investment thesis. We believe the banking industry has offered just such an opportunity in recent years, and we were encouraged to see the Fund’s overweighted financials holdings significantly outperform the index’s financials components during the review period.5 US lender Citigroup, the Fund’s top financials contributor during the period, is exemplary of the opportunities we have uncovered in the challenging financials sector. When we first acquired its stock in 2010, Citigroup was still reeling from the global financial crisis and had just split itself in two via a “good bank/bad bank” structure, with the former (called Citicorp) consisting of ongoing core operations and the latter (called Citi Holdings) comprised of a large portfolio of

Top 10 Holdings

8/31/17

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.6%
Oracle Corp. Software, US	2.5%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, UK	2.4%
Citigroup Inc. Banks, US	2.1%
Amgen Inc. Biotechnology, US	2.0%
Allergan PLC Pharmaceuticals, US	1.8%
Standard Chartered PLC Banks, UK	1.7%
Gilead Sciences Inc. Biotechnology, US	1.7%
Apple Inc. Technology Hardware, Storage & Peripherals, US	1.6%
AXA SA Insurance, France	1.6%

non-performing assets to be run-down or disposed. With about a quarter million employees and roughly 200 million clients in 140 countries, Citi was a sprawling organization. Adding to the complexity were the major restructuring initiatives underway at the company level and an industry backdrop that featured sweeping and undefined regulatory changes in the aftermath of the global financial crisis.

The first step in building an investment case for such a labyrinthine organization was realizing that not all things that can be counted count, and not all things that count can be counted. Trying to sort out what mattered from what did not, we studied the company and rested our investment case on three simple conclusions. First, we felt that the bank was adequately capitalized. Second, we felt the run-off assets in Citi Holdings were manageable, and not a black hole of perpetual losses. And third, we observed that the ongoing business at Citicorp appeared healthy, profitable and growing. With the stock trading at a significant discount to its peers based on book value, we felt that near-term fear and uncertainty were causing the market to overlook Citigroup’s long-term positive attributes. Since then, under the direction of a very capable management team, Citigroup has successfully implemented a

5. The financials sector comprises banks, consumer finance, diversified financial services and insurance in the SOI.

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“shrink-to-grow” strategy. The firm has cut costs and exited non-core operations, resulting in a streamlined business with strong positions in attractive markets. Having re-established a solid base of profitability, Citigroup has reinstated its dividend and targeted a capital return to shareholders of at least US$20 billion per year over the next three years. Although the stock is no longer an outright bargain, it remains a core holding due to our anticipation of additional upside potential.

Elsewhere in the financials sector, we were also encouraged by the outperformance of European lenders such as French firms Credit Agricole and BNP Paribas, as well as Asian banks such as South Korea’s KB Financial Group. European banks are benefiting from higher interest rates and increasing demand for credit in the eurozone. We believe these factors, combined with declining loan losses, more favorable regulations and tighter cost controls, should continue to boost bank earnings growth expectations and, ultimately, share prices. As was the case in the US, where the prospect of deregulation following Donald Trump’s presidential election victory supported bank shares, so too have European banks (and French banks in particular) benefited from the election of pro-business, center-right politician Emmanuel Macron to the French presidency. Similarly in Asia, our investments in select South Korean banks generated gains amid rising hopes that the country’s new leadership will work to push through fiscal stimulus, reform the rigid corporate chaebol structure (large, mostly family-owned conglomerates) and normalize economic ties with China.

Among other cyclical sectors, stock selection drove outperformance among our positions in industrials and materials.6 The industrials sector was led by German airline Deutsche Lufthansa and US truck manufacturer Navistar International (not part of the index), both of which finished among the Fund’s top contributors. Following several difficult years, Lufthansa has more recently begun to report encouraging progress on a number of fronts. Pricing has improved, fuel costs have remained low, the pension deficit has fallen significantly from its 2016 highs, and a recent favorable accord with the pilots’ union has reduced the risk of further labor disputes. Wall Street analysts, who were almost uniformly negative on Lufthansa in recent years, have issued a number of upgrades and the stock has appreciated toward its long-term average on key valuation metrics, leading us to begin trimming the position to selectively take profits. Meanwhile, Navistar’s stock price rose to a three-year high after the company generated strong results at its maintenance and logistics

Top 10 Countries

8/31/17

% of Total Net Assets
US	36.0%
UK	13.0%
France	5.5%
South Korea	5.0%
China	4.9%
Japan	4.4%
Netherlands	3.6%
Germany	3.5%
Switzerland	2.7%
Canada	2.7%

businesses, which led to better-than-expected first-quarter 2017 earnings. Navistar benefited from signs of a gathering business turnaround and a resounding vote of confidence from German car giant Volkswagen (VW; not a Fund holding), which acquired a stake in the firm last year with an eye toward building a “global champion” in the automobile industry. The deal will allow Navistar to potentially realize immediate purchasing synergies, receive access to VW’s drive train technology in 2019 and be able to spread the costs of research and development, as well as capital expenditure, over a larger production base, potentially generating a large sum per year from operational synergies. Although VW seems unlikely to initiate a full takeover of Navistar in the near term given its ongoing recovery from the “diesel-gate” scandal, this initial stake may be the first step toward an eventual absorption of Navistar into VW. Looking ahead, we see a reasonable likelihood that Navistar could become either a full VW subsidiary, or, if not, continue to benefit from the alliance, its ongoing restructuring initiatives and a cyclical truck market recovery, potentially ending up as a lean and profitable standalone company.

From the materials sector, shares of Swiss miner and commodities trader Glencore continued to surge higher as industrial commodity prices rose and the firm announced a handful of deals in a sign that it had regained some of its previous condition. Glencore has rallied more than 400% from its lowest point in late 2015 to early 2016, and we exited the position during the period under review. Although we still like Glencore as a business, valuations no longer justify holding the stock, in our analysis. Industrial commodity miners represent the leading edge of reflationary expectations, and the industry

6. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, industrial conglomerates and machinery in the SOI. The materials sector comprises chemicals and metals and mining in the SOI.

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TEMPLETON GROWTH FUND, INC.

has just experienced a full cycle (in terms of earnings and valuation turnaround) in roughly 18 months, resulting from renewed Chinese stimulus and market speculation that we believe will ultimately prove unsustainable. In general, we have preferred precious metals over industrial metals more recently, increasing our positioning among lowly-valued firms that mine, process and finance the production of precious metals. Our analysis indicates to us that a modest allocation to precious metals stocks has the potential to materially enhance long-term risk-adjusted returns, all the more so given the backdrop of record-high debt, experimental monetary policy, geopolitical instability, social discord and a sustained bull market in risk assets.

Elsewhere among traditionally defensive sectors, we are finding fewer opportunities in consumer staples, and our underweighted position during the period was rewarded as the sector, which we considered expensively valued, underperformed the reflationary market rally.7

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2017, the US dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s substantial investment in securities with non-US currency exposure. However, one cannot expect the same result in future periods.

From a regional standpoint, overall stock selection and favorable allocations in all major regions (including overweightings in Europe and Asia and an underweighting in the US) positively contributed to relative performance. At Templeton, we continue to emphasize the importance of bottom-up stock selection and a fundamental value orientation in the current environment. We also continue to find what we consider the most attractive investment opportunities outside of the US, and we were encouraged in particular by the growing outperformance of European equities in the latter part of the review period. As with most of our positioning, our preference for ex-US markets is largely a matter of valuation. Both academic research and empirical observation have time and again proven the predictive relationship between starting-point valuation and long-term investment returns. Of all the valuation metrics, the cycle-adjusted price-to-earnings (CAPE) ratio has been among the most predictive of future returns. It is worth noting that, at period-end, every major equity market in the world traded at a higher CAPE ratio than it did this time last year. The most expensive of these markets, the US, traded at approximately 30 times its cyclically adjusted earnings, implying a low single-digit percentage annualized real return over the next decade. Better than Japanese government bonds, perhaps, but not much else. Yet, as the US-led, central bank-fueled equity bull market charges ever higher, we cannot help but observe that the foundational underpinning of stock prices—that is, corporate earnings growth—has become increasingly lackluster. Although earnings recently peaked at record absolute levels in the US, the rate of growth has stalled. Indeed, net income from continuing operations in the Standard & Poor’s® 500 Index (S&P 500®) has grown at a very slow annualized rate over the past six years, significantly trailing the double-digit percentage annualized gain in the S&P 500 over the same period. In the face of faltering earnings, how long can already-stretched valuation multiples continue to drive market appreciation?

Our point is not to call the top of the market or forecast an imminent correction. Rather, it is to caution investors about blindly buying the market or following momentum. It is no coincidence that passive investment products—which both blindly buy the market and follow momentum by overweighting past winners—have thrived in this environment, but such strategies may be vulnerable over a long-term horizon. In an era when both cheap stocks and businesses with sustainable earnings growth potential are in short supply, we believe the ability to comb through the market and identify these attributes should become increasingly valuable. Remember that every cycle has two halves. When this one eventually turns, the strategy of indiscriminately buying the market through passive products may prove to be penny-wise and pound-foolish. It is our belief that in investing, as in most things in life, people tend to get what they pay for.

7. The consumer staples sector comprises food and staples retailing and personal products in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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Thank you for your continued participation in Templeton Growth Fund. We look forward to serving your future investment needs.

Norman J. Boersma, CFA

Tucker Scott, CFA
James Harper, CFA Heather Arnold, CFA Christopher James Peel, CFA Herbert J. Arnett, Jr. Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of August 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
A
1-Year	+17.49%	+10.75%
5-Year	+59.32%	+8.47%
10-Year	+31.70%	+2.18%
Advisor
1-Year	+17.78%	+17.78%
5-Year	+61.36%	+10.04%
10-Year	+35.06%	+3.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/1/07–8/31/17)

Advisor Class (9/1/07–8/31/17)

See page 12 for Performance Summary footnotes.

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TEMPLETON GROWTH FUND, INC.

PERFORMANCE SUMMARY

Distributions (9/1/16–8/31/17)

Share Class	Net Investment Income
A	$0.3380
C	$0.1646
R	$0.2775
R6	$0.4235
Advisor	$0.3985

Total Annual Operating Expenses4

Share Class
A	1.07%
Advisor	0.82%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political uncertainty surrounding the European Union (EU) and the financial instability of some countries in the EU may increase market volatility and the economic risk of investing in companies in Europe. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

12	Annual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 3/1/17	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[1,2]	Ending Account Value 8/31/17	Expenses Paid During Period 3/1/17–8/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,071.80	$5.59	$1,019.81	$5.45	1.07%
C	$1,000	$1,067.80	$9.49	$1,016.03	$9.25	1.82%
R	$1,000	$1,070.40	$6.89	$1,018.55	$6.72	1.32%
R6	$1,000	$1,073.90	$3.76	$1,021.58	$3.67	0.72%
Advisor	$1,000	$1,073.40	$4.29	$1,021.07	$4.18	0.82%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	13

TEMPLETON GROWTH FUND, INC.

Financial Highlights

Templeton Growth Fund, Inc.

	Year Ended August 31,
	2017		2016		2015	2014		2013

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$22.67		$22.60		$26.05	$22.13		$18.04

Income from investment operations[a]:

Net investment income[b]	0.38		0.35		0.42	0.55	[c]	0.30

Net realized and unrealized gains (losses)	3.55		0.08		(3.20)	3.68		4.15

Total from investment operations	3.93		0.43		(2.78)	4.23		4.45

Less distributions from net investment income	(0.34)		(0.36)		(0.67)	(0.31)		(0.36)

Net asset value, end of year	$26.26		$22.67		$22.60	$26.05		$22.13

Total return[d]	17.49%		1.97%		(10.76)%	19.22%		25.00%

Ratios to average net assets

Expenses	1.06%	[e,f]	1.07%	[e,f]	1.05% [e]	1.03%		1.07%	[f]

Net investment income	1.55%		1.60%		1.74%	2.18%	[c]	1.47%

Supplemental data

Net assets, end of year (000’s)	$10,880,427		$10,524,247		$11,506,800	$14,138,298		$12,970,707

Portfolio turnover rate	29.17%		23.05%		18.47%	17.17%		12.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.43%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

Templeton Growth Fund, Inc. (continued)

	Year Ended August 31,
	2017		2016		2015	2014		2013

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$22.04		$21.96		$25.32	$21.53		$17.56

Income from investment operations[a]:

Net investment income[b]	0.19		0.18		0.23	0.35	[c]	0.14

Net realized and unrealized gains (losses)	3.45		0.08		(3.11)	3.58		4.05

Total from investment operations	3.64		0.26		(2.88)	3.93		4.19

Less distributions from net investment income	(0.16)		(0.18)		(0.48)	(0.14)		(0.22)

Net asset value, end of year	$25.52		$22.04		$21.96	$25.32		$21.53

Total return[d]	16.61%		1.20%		(11.44)%	18.30%		24.07%

Ratios to average net assets

Expenses	1.81%	[e,f]	1.82%	[e,f]	1.80% [e]	1.78%		1.82%	[f]

Net investment income	0.80%		0.85%		0.99%	1.43%	[c]	0.72%

Supplemental data

Net assets, end of year (000’s)	$594,594		$634,175		$724,843	$900,525		$800,312

Portfolio turnover rate	29.17%		23.05%		18.47%	17.17%		12.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

Templeton Growth Fund, Inc. (continued)

	Year Ended August 31,
	2017		2016		2015	2014		2013

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$22.45		$22.37		$25.78	$21.91		$17.86

Income from investment operations[a]:

Net investment income[b]	0.31		0.29		0.36	0.48	[c]	0.25

Net realized and unrealized gains (losses)	3.52		0.08		(3.17)	3.64		4.12

Total from investment operations	3.83		0.37		(2.81)	4.12		4.37

Less distributions from net investment income	(0.28)		(0.29)		(0.60)	(0.25)		(0.32)

Net asset value, end of year	$26.00		$22.45		$22.37	$25.78		$21.91

Total return	17.18%		1.72%		(10.97)%	18.88%		24.72%

Ratios to average net assets

Expenses	1.31%	[d,e]	1.32%	[d,e]	1.30% [d]	1.28%		1.32%	[e]

Net investment income	1.30%		1.35%		1.49%	1.93%	[c]	1.22%

Supplemental data

Net assets, end of year (000’s)	$99,389		$104,180		$119,665	$155,334		$146,530

Portfolio turnover rate	29.17%		23.05%		18.47%	17.17%		12.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.18%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

Templeton Growth Fund, Inc. (continued)

	Year Ended August 31,
	2017		2016		2015	2014		2013	[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$22.69		$22.63		$26.08	$22.16		$21.34

Income from investment operations[b]:

Net investment income[c]	0.46		0.43		0.51	0.63	[d]	0.17

Net realized and unrealized gains (losses)	3.56		0.08		(3.20)	3.68		0.65

Total from investment operations	4.02		0.51		(2.69)	4.31		0.82

Less distributions from net investment income	(0.42)		(0.45)		(0.76)	(0.39)		—

Net asset value, end of year	$26.29		$22.69		$22.63	$26.08		$22.16

Total return[e]	17.94%		2.34%		(10.41)%	19.60%		3.84%

Ratios to average net assets[f]

Expenses	0.71%	[g,h]	0.70%	[g,h]	0.70% [g]	0.69%		0.71%	[h]

Net investment income	1.90%		1.97%		2.09%	2.52%	[d]	1.83%

Supplemental data

Net assets, end of year (000’s)	$1,843,276		$1,859,796		$1,977,253	$2,363,855		$2,042,413

Portfolio turnover rate	29.17%		23.05%		18.47%	17.17%		12.46%

aFor the period May 1, 2013 (effective date) to August 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

Templeton Growth Fund, Inc. (continued)

	Year Ended August 31,
	2017		2016		2015	2014		2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$22.73		$22.66		$26.13	$22.15		$18.06

Income from investment operations[a]:

Net investment income[b]	0.45		0.40		0.49	0.59	[c]	0.31

Net realized and unrealized gains (losses)	3.55		0.09		(3.22)	3.71		4.19

Total from investment operations	4.00		0.49		(2.73)	4.30		4.50

Less distributions from net investment income	(0.40)		(0.42)		(0.74)	(0.32)		(0.41)

Net asset value, end of year	$26.33		$22.73		$22.66	$26.13		$22.15

Total return	17.78%		2.25%		(10.54)%	19.55%		25.28%

Ratios to average net assets

Expenses	0.81%	[d,e]	0.82%	[d,e]	0.80% [d]	0.78%		0.82%	[e]

Net investment income	1.80%		1.85%		1.99%	2.43%	[c]	1.72%

Supplemental data

Net assets, end of year (000’s)	$523,263		$388,677		$396,094	$429,080		$425,222

Portfolio turnover rate	29.17%		23.05%		18.47%	17.17%		12.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.68%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Statement of Investments, August 31, 2017

		Industry	Shares/ Rights	Value

	Common Stocks and Other Equity Interests 93.6%
	Canada 2.7%
	Barrick Gold Corp.	Metals & Mining	8,577,400	$154,307,426
	Cenovus Energy Inc.	Oil, Gas & Consumable Fuels	1,069,083	8,365,322
[a]	Husky Energy Inc.	Oil, Gas & Consumable Fuels	6,136,800	71,807,343
	Wheaton Precious Metals Corp.	Metals & Mining	6,721,889	139,649,047

				374,129,138

	China 4.9%
[a]	Baidu Inc., ADR	Internet Software & Services	972,600	221,801,430
	China Life Insurance Co. Ltd., H	Insurance	59,196,000	189,864,114
	China Mobile Ltd.	Wireless Telecommunication Services	6,253,500	66,325,121
	China Telecom Corp. Ltd., ADR	Diversified Telecommunication Services	735,230	37,709,947
	China Telecom Corp. Ltd., H	Diversified Telecommunication Services	123,100,000	63,235,494
	Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	108,232,700	104,834,567

				683,770,673

	France 5.5%
	AXA SA	Insurance	7,890,375	228,956,732
	BNP Paribas SA	Banks	2,420,090	184,124,459
	Credit Agricole SA	Banks	6,284,163	110,793,339
	Sanofi	Pharmaceuticals	1,461,429	142,068,647
	Veolia Environnement SA	Multi-Utilities	4,345,402	101,959,509

				767,902,686

	Germany 3.5%
	Deutsche Lufthansa AG	Airlines	1,575,022	39,505,932
	innogy SE	Multi-Utilities	4,053,200	178,650,506
	Merck KGaA	Pharmaceuticals	1,255,504	137,893,152
	Siemens AG	Industrial Conglomerates	1,055,809	138,006,280

				494,055,870

	Hong Kong 0.2%
	Value Partners Group Ltd.	Capital Markets	27,963,000	24,262,209

	India 1.2%
	Hero Motocorp Ltd.	Automobiles	2,769,738	173,072,343

	Israel 1.0%
	Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	8,998,137	142,710,453

	Italy 1.5%
	Eni SpA	Oil, Gas & Consumable Fuels	13,163,395	206,378,683

	Japan 4.4%
	Nissan Motor Co. Ltd.	Automobiles	13,796,000	137,150,648
	Panasonic Corp.	Household Durables	13,255,100	176,682,424
	Ryohin Keikaku Co. Ltd.	Multiline Retail	189,900	52,680,431
	SoftBank Group Corp.	Wireless Telecommunication Services	2,468,000	200,277,375
	Sumitomo Metal Mining Co. Ltd.	Metals & Mining	2,753,000	47,450,407

				614,241,285

	Luxembourg 1.4%
	SES SA, IDR	Media	8,262,392	188,899,695

	Netherlands 3.6%
	Aegon NV	Insurance	28,994,096	165,538,836
	Akzo Nobel NV	Chemicals	2,170,941	198,481,663
	ING Groep NV	Banks	3,857,099	68,416,083

franklintempleton.com	Annual Report	19

TEMPLETON GROWTH FUND, INC.

STATEMENT OF INVESTMENTS

		Industry	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Netherlands (continued)
	QIAGEN NV	Life Sciences Tools & Services	2,046,810	$65,679,224

				498,115,806

	Portugal 1.2%
	Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	10,043,160	166,306,284

	Russia 0.7%
	MMC Norilsk Nickel PJSC, ADR	Metals & Mining	5,720,711	95,821,909

	Singapore 2.1%
	DBS Group Holdings Ltd.	Banks	4,897,334	74,471,259
	Singapore Telecommunications Ltd.	Diversified Telecommunication Services	78,512,700	214,230,819

				288,702,078

	South Korea 5.0%
	Hyundai Motor Co.	Automobiles	1,106,358	138,238,791
	KB Financial Group Inc.	Banks	3,914,381	192,854,945
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	176,533	363,598,746

				694,692,482

	Spain 0.8%
	Telefonica SA	Diversified Telecommunication Services	10,000,787	107,851,350

	Sweden 1.9%
	Ericsson, B	Communications Equipment	19,446,791	113,997,628
	Getinge AB, B	Health Care Equipment & Supplies	7,932,270	147,375,563
[a]	Getinge AB, rts., 9/14/17	Health Care Equipment & Supplies	7,932,270	2,935,529

				264,308,720

	Switzerland 2.7%
	Roche Holding AG	Pharmaceuticals	776,328	197,169,093
	UBS Group AG	Capital Markets	10,959,181	180,605,017

				377,774,110

	Thailand 0.9%
	Bangkok Bank PCL, fgn	Banks	14,883,500	84,106,578
	Bangkok Bank PCL, NVDR	Banks	8,099,000	45,035,126

				129,141,704

	Turkey 0.1%
	Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	1,678,387	15,877,541

	United Kingdom 13.0%
	BAE Systems PLC	Aerospace & Defense	26,839,231	210,797,040
	Barclays PLC	Banks	43,494,704	107,459,602
	BP PLC	Oil, Gas & Consumable Fuels	38,118,280	219,375,354
	HSBC Holdings PLC	Banks	20,709,740	201,124,531
	Kingfisher PLC	Specialty Retail	45,408,059	175,471,672
	Man Group PLC	Capital Markets	23,440,122	50,729,839
	Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	11,913,327	332,763,354
	Sky PLC	Media	14,718,537	181,915,915
[a]	Standard Chartered PLC	Banks	24,000,406	238,922,733
	Vodafone Group PLC	Wireless Telecommunication Services	32,708,391	93,623,518

				1,812,183,558

	United States 35.3%
	Allergan PLC	Pharmaceuticals	1,113,979	255,635,901
	Ally Financial Inc.	Consumer Finance	1,576,830	35,636,358
[a]	Alphabet Inc., A	Internet Software & Services	186,159	177,826,523

20	Annual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

STATEMENT OF INVESTMENTS

		Industry	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	United States (continued)
	American International Group Inc.	Insurance	2,249,390	$136,043,107
	AmerisourceBergen Corp.	Health Care Providers & Services	1,738,000	139,474,500
	Amgen Inc.	Biotechnology	1,532,560	272,443,191
	Apache Corp.	Oil, Gas & Consumable Fuels	2,184,840	84,859,186
	Apple Inc.	Technology Hardware, Storage & Peripherals	1,396,280	228,989,920
	Capital One Financial Corp.	Consumer Finance	1,852,850	147,505,389
	Cardinal Health Inc.	Health Care Providers & Services	2,104,950	141,999,927
[a]	Celgene Corp.	Biotechnology	600,240	83,391,343
	Cisco Systems Inc.	Communications Equipment	4,855,840	156,406,606
	Citigroup Inc.	Banks	4,229,550	287,736,287
	Comcast Corp., A	Media	4,549,420	184,751,946
	ConocoPhillips	Oil, Gas & Consumable Fuels	3,579,420	156,277,477
	Coty Inc., A	Personal Products	7,725,600	128,090,448
	DXC Technology Co.	IT Services	922,658	78,425,930
	Eli Lilly & Co.	Pharmaceuticals	1,911,840	155,413,474
	Gilead Sciences Inc.	Biotechnology	2,820,100	236,070,571
	Halliburton Co.	Energy Equipment & Services	2,156,750	84,048,548
	Helmerich & Payne Inc.	Energy Equipment & Services	2,104,000	89,083,360
	JPMorgan Chase & Co.	Banks	1,670,800	151,859,012
	Medtronic PLC	Health Care Equipment & Supplies	1,119,710	90,271,020
	Microsoft Corp.	Software	2,417,470	180,754,232
[a,b]	Navistar International Corp.	Machinery	5,754,190	196,563,131
[a]	NetScout Systems Inc.	Communications Equipment	850,920	27,867,630
	Oracle Corp.	Software	7,023,660	353,500,808
	Perrigo Co. PLC	Pharmaceuticals	1,919,790	151,586,618
	Twenty-First Century Fox Inc., A	Media	5,194,760	143,323,428
	United Parcel Service Inc., B	Air Freight & Logistics	1,275,340	145,847,882
	Voya Financial Inc.	Diversified Financial Services	1,286,400	49,179,072
	Walgreens Boots Alliance Inc.	Food & Staples Retailing	2,159,000	175,958,500

				4,926,821,325

	Total Common Stocks and Other Equity Interests (Cost $10,733,078,931)			13,047,019,902

			Principal Amount

	Corporate Bonds (Cost $83,932,148) 0.7%
	United States 0.7%
[c]	Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	Oil, Gas & Consumable Fuels	$ 90,306,000	93,692,475

	Total Investments before Short Term Investments (Cost $10,817,011,079)			13,140,712,377

franklintempleton.com	Annual Report	21

TEMPLETON GROWTH FUND, INC.

STATEMENT OF INVESTMENTS

	Principal Amount	Value

Short Term Investments 5.6%

Time Deposits 5.6%
United States 5.6%
National Australia Bank Ltd., 1.05%, 9/01/17	$296,000,000	$296,000,000
National Bank of Canada, 1.10%, 9/01/17	284,000,000	284,000,000
Royal Bank of Canada, 1.02%, 9/01/17	200,800,000	200,800,000

Total Time Deposits (Cost $780,800,000)		780,800,000

Total Investments (Cost $11,597,811,079) 99.9%		13,921,512,377
Other Assets, less Liabilities 0.1%		19,437,073

Net Assets 100.0%		$13,940,949,450

See Abbreviations on page 35.

aNon-income producing.

bSee Note 8 regarding holdings of 5% voting securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Directors.

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Financial Statements

Statement of Assets and Liabilities

August 31, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,418,115,899
Cost - Non-controlled affiliates (Note 3f and 8)	179,695,180

Value - Unaffiliated issuers	$13,724,949,246
Value - Non-controlled affiliates (Note 3f and 8)	196,563,131
Cash	189,856
Receivables:
Investment securities sold	46,353,650
Capital shares sold	3,158,992
Dividends and interest	45,712,722
European Union tax reclaims	15,871,142
Other assets	6,442

Total assets	14,032,805,181

Liabilities:
Payables:
Investment securities purchased	61,675,543
Capital shares redeemed	13,706,635
Management fees	8,049,784
Distribution fees	2,860,913
Transfer agent fees	3,198,722
Deferred tax	1,034,381
Accrued expenses and other liabilities	1,329,753

Total liabilities	91,855,731

Net assets, at value	$13,940,949,450

Net assets consist of:
Paid-in capital	$11,811,754,909
Undistributed net investment income	195,021,948
Net unrealized appreciation (depreciation)	2,324,225,366
Accumulated net realized gain (loss)	(390,052,773)

Net assets, at value	$13,940,949,450

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

August 31, 2017

Class A:
Net assets, at value	$10,880,427,072

Shares outstanding	414,266,231

Net asset value per share[a]	$26.26

Maximum offering price per share (net asset value per share ÷ 94.25%)	$27.86

Class C:
Net assets, at value	$594,594,280

Shares outstanding	23,297,112

Net asset value and maximum offering price per share[a]	$25.52

Class R:
Net assets, at value	$99,389,206

Shares outstanding	3,822,423

Net asset value and maximum offering price per share	$26.00

Class R6:
Net assets, at value	$1,843,276,327

Shares outstanding	70,117,387

Net asset value and maximum offering price per share	$26.29

Advisor Class:
Net assets, at value	$523,262,565

Shares outstanding	19,876,019

Net asset value and maximum offering price per share	$26.33

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

24	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statement of Operations

for the year ended August 31, 2017

Investment income:
Dividends:[a]
Unaffiliated issuers	$342,709,597
Interest:
Unaffiliated issuers	15,474,699
Income from securities loaned (net of fees and rebates)	1,552,278

Total investment income	359,736,574

Expenses:
Management fees (Note 3a)	93,832,050
Distribution fees: (Note 3c)
Class A	26,839,551
Class C	6,240,455
Class R	506,806
Transfer agent fees: (Note 3e)
Class A	12,248,772
Class C	712,315
Class R	116,321
Class R6	232,822
Advisor Class	521,811
Custodian fees (Note 4)	1,074,584
Reports to shareholders	960,678
Registration and filing fees	161,932
Professional fees	330,716
Directors’ fees and expenses	297,803
Other.	340,676

Total expenses	144,417,292
Expense reductions (Note 4)	(14,552)
Expenses waived/paid by affiliates (Note 3f and 3g)	(160,184)

Net expenses	144,242,556

Net investment income	215,494,018

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	549,792,306
Foreign currency transactions	(228,400)

Net realized gain (loss)	549,563,906

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	1,340,474,014
Non-controlled affiliates (Note 8)	115,774,303
Translation of other assets and liabilities denominated in foreign currencies	1,876,785
Change in deferred taxes on unrealized appreciation	640,866

Net change in unrealized appreciation (depreciation)	1,458,765,968

Net realized and unrealized gain (loss)	2,008,329,874

Net increase (decrease) in net assets resulting from operations	$2,223,823,892

[a]Foreign taxes withheld on dividends	$24,401,022

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$215,494,018	$221,667,112
Net realized gain (loss)	549,563,906	265,824,478
Net change in unrealized appreciation (depreciation)	1,458,765,968	(261,085,450)

Net increase (decrease) in net assets resulting from operations	2,223,823,892	226,406,140

Distributions to shareholders from:
Net investment income:
Class A	(150,590,934)	(178,225,349)
Class C	(4,486,414)	(5,636,967)
Class R	(1,204,674)	(1,490,495)
Class R6	(33,129,446)	(37,888,086)
Advisor Class	(7,018,978)	(7,192,607)

Total distributions to shareholders	(196,430,446)	(230,433,504)

Capital share transactions: (Note 2)
Class A	(1,222,141,155)	(974,264,403)
Class C	(131,858,742)	(89,398,653)
Class R	(19,800,498)	(15,226,855)
Class R6	(291,674,151)	(122,530,282)
Advisor Class	67,955,675	(8,132,374)

Total capital share transactions	(1,597,518,871)	(1,209,552,567)

Net increase (decrease) in net assets	429,874,575	(1,213,579,931)
Net assets:
Beginning of year	13,511,074,875	14,724,654,806

End of year	$13,940,949,450	$13,511,074,875

Undistributed net investment income included in net assets:
End of year	$195,021,948	$176,186,776

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TEMPLETON GROWTH FUND, INC.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

franklintempleton.com	Annual Report	27

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the

28	Annual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At August 31, 2017, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general

franklintempleton.com	Annual Report	29

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

g. Guarantees and Indemnifications (continued)

indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Capital Stock

At August 31, 2017, there were 2.4 billion shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended August 31,
	2017		2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	17,970,411	$440,938,193	22,137,468	$480,349,859
Shares issued in reinvestment of distributions	5,266,762	124,927,590	6,927,026	149,485,211
Shares redeemed	(73,159,840)	(1,788,006,938)	(74,044,880)	(1,604,099,473)
Net increase (decrease)	(49,922,667)	$(1,222,141,155)	(44,980,386)	$(974,264,403)
Class C Shares:
Shares sold	1,518,318	$36,203,855	1,705,320	$36,119,623
Shares issued in reinvestment of distributions	178,644	4,140,979	245,296	5,175,750
Shares redeemed	(7,172,776)	(172,203,576)	(6,184,175)	(130,694,026)
Net increase (decrease)	(5,475,814)	$(131,858,742)	(4,233,559)	$(89,398,653)
Class R Shares:
Shares sold	397,775	$9,698,059	499,673	$10,687,424
Shares issued in reinvestment of distributions	50,146	1,179,928	68,455	1,465,620
Shares redeemed	(1,266,726)	(30,678,485)	(1,277,049)	(27,379,899)
Net increase (decrease)	(818,805)	$(19,800,498)	(708,921)	$(15,226,855)
Class R6 Shares:
Shares sold	755,882	$18,359,631	916,976	$20,179,772
Shares issued in reinvestment of distributions	1,358,201	32,175,780	1,708,024	36,807,915
Shares redeemed	(13,947,550)	(342,209,562)	(8,056,592)	(179,517,969)
Net increase (decrease)	(11,833,467)	$(291,674,151)	(5,431,592)	$(122,530,282)
Advisor Class Shares:
Shares sold	8,486,061	$206,700,667	3,207,873	$70,575,602
Shares issued in reinvestment of distributions	270,582	6,423,618	301,650	6,515,645
Shares redeemed	(5,983,373)	(145,168,610)	(3,887,702)	(85,223,621)
Net increase (decrease)	2,773,270	$67,955,675	(378,179)	$(8,132,374)

30	Annual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

For the year ended August 31, 2017, the effective investment management fee rate was 0.680% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

franklintempleton.com	Annual Report	31

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$526,308
CDSC retained	$23,897

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2017, the Fund paid transfer agent fees of $13,832,041, of which $7,159,695 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended August 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.66%	51,564,862	1,586,139,235	(1,637,704,097)	—	$—	$—	$—	$—

g. Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01%. Investor Services may discontinue this waiver in the future.

h. Other Affiliated Transactions

At August 31, 2017, one or more of the funds in Franklin Fund Allocator Series owned 12.7% of the Fund’s outstanding shares.

32	Annual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2017, the Fund had capital loss carryforwards of $438,446,486 expiring in 2018.

During the year ended August 31, 2017, the Fund utilized $542,145,556 of capital loss carryforwards.

The tax character of distributions paid during the years ended August 31, 2017 and 2016, was as follows:

	2017	2016

Distributions paid from ordinary income	$196,430,446	$230,433,504

At August 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$11,549,417,368

Unrealized appreciation	$3,073,919,933
Unrealized depreciation	(701,824,924)

Net unrealized appreciation (depreciation)	$2,372,095,009

Distributable earnings - undistributed ordinary income	$180,160,913

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2017, aggregated $3,858,629,753 and $5,965,906,805, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

franklintempleton.com	Annual Report	33

TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended August 31, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Navistar International Corp. (Value is 1.4% of Net Assets)	5,754,190	—	—	5,754,190	$196,563,131	$ —	$ —	$115,774,303

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2017, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

A summary of inputs used as of August 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$13,047,019,902	$—	$—	$13,047,019,902
Corporate Bonds	—	93,692,475	—	93,692,475
Short Term Investments	—	780,800,000	—	780,800,000

Total Investments in Securities	$13,047,019,902	$874,492,475	$—	$13,921,512,377

aIncludes common stocks as well as other equity interests.

bFor detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt
IDR	International Depositary Receipt
NVDR	Non-Voting Depositary Receipt

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TEMPLETON GROWTH FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of the Templeton Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Fund, Inc. (the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 17, 2017

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TEMPLETON GROWTH FUND, INC.

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 40.16% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2017.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $273,667,081 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 15, 2016, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
Class A	$0.0432	$0.3273	$0.2388
Class C	$0.0432	$0.1881	$0.1373
Class R	$0.0432	$0.2781	$0.2029
Class R6	$0.0432	$0.3943	$0.2877
Advisor Class	$0.0432	$0.3756	$0.2740

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2017, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2016. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2016 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GROWTH FUND, INC.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1992	140	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2008	42	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since October 2016	134	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (August 2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Director	Director since 2000 and Lead Independent Director since 2007	140	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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TEMPLETON GROWTH FUND, INC.

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	140	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2003	42	Hess Midstream Partners LP (oil and gas midstream infrastructure) (April 2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	140	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacture of automobiles and commercial vehicles) (April 2017-present); present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2000	26	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2006	42	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

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TEMPLETON GROWTH FUND, INC.

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Director	Since 2007	156	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Director and Vice President	Chairman of the Board and Director since 2013 and Vice President since 1996	140	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, U.S. Fund Administration Reporting & Fund Tax, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

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TEMPLETON GROWTH FUND, INC.

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 18 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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TEMPLETON GROWTH FUND, INC.

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Secretary and Vice President	Secretary since 2013 and Vice President since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Effective November 1, 2016, Frank A. Olson ceased to be a director of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014-2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (April 2017). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON GROWTH FUND, INC.

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GROWTH FUND, INC.

(Fund)

At an in-person meeting held on May 23, 2017 (Meeting), the Board of Directors (Board) of the Fund, including a majority of the directors who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Directors), reviewed and approved the continuance of the investment management agreement between Templeton Global Advisors Limited (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Directors received advice from and met separately with Independent Director counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Director counsel on behalf of the Independent Directors in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Directors held a telephonic contract renewal meeting at which the Independent Directors conferred amongst themselves and Independent Director counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Directors, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2017. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a

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TEMPLETON GROWTH FUND, INC.

SHAREHOLDER INFORMATION

Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional global multi-cap value funds. The Board noted that the Fund’s annualized total return for the one-and five-year periods was above the median of its Performance Universe, but for the three- and 10-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting that the Fund’s annualized total return for the one-year period was 25%. In doing so, the Board also noted management’s explanation that the Fund’s below median performance for the three and 10-year periods was largely due to the Fund’s overweight position in Europe and underweight position in the U.S. In particular, management explained that the U.S. has significantly outperformed international markets over the periods of review as the U.S. was the first to be affected by the global financial crisis and is further along in recovery than Europe. Management further explained that the Fund’s portfolio management team has found significantly more value in Europe and outside the U.S. and believes that, over the longer term, corporate profitability and earnings recovery should improve notably outside the U.S.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund, currently classified as a global multi-cap value fund, two global multi-cap core funds and three global multi-cap growth funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems

44	Annual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

SHAREHOLDER INFORMATION

and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that given the Fund’s more recent decrease in assets, the Fund is not expected to experience additional economies of scale in the foreseeable future.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street,

Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	45

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Annual Report and Shareholder Letter Templeton Growth Fund, Inc. Investment Manager Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	101 A 10/17

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $87,514 for the fiscal year ended August 31, 2017 and $61,529 for the fiscal year ended August 31, 2016.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $33,071 for the fiscal year ended August 31, 2017 and $33,011 for the fiscal year ended August 31, 2016. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended August 31, 2017 and $0 for the fiscal year ended August 31, 2016. The services for which these fees were paid included benchmarking services in connection with the 2015 ICI Transfer Agent Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $47,071 for the fiscal year ended August 31, 2017 and $33,011 for the fiscal year ended August 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.    N/A

Item 6. Schedule of Investments.    N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.    N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.    N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.    N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date: October 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date: October 26, 2017

By	/s/ Robert G. Kubilis
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date: October 26, 2017